EXHIBIT 10.19.3









Space Above Reserve for Recording Information
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This instrument was prepared by:
Burr & Forman LLP
One Georgia Center - Suite 1200
600 West Peachtree Street
Atlanta, Georgia 30308
Attention: Clay M. Westbrook



                         DEED TO SECURE DEBT, ASSIGNMENT
                   OF LEASES AND RENTS, AND SECURITY AGREEMENT

         THIS INDENTURE (this "Security Instrument") is entered into as of June 28, 2001, by ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia Limited Partnership, as grantor and debtor, whose address is 8010 Roswell Road, Suite 120, Atlanta, GA 30350, ("Borrower"), in favor of SOUTHTRUST BANK, an Alabama banking corporation, as grantee and secured party, whose address is P.O. Box 2554, Attention: Commercial Real Estate, Birmingham, Alabama 35290 ("Lender").

                              W I T N E S S E T H:

         Lender has made a loan to Borrower in the principal sum of Three Million Dollars ($3,000,000.00) in lawful money of the United States of America (the "Loan"), which Loan is evidenced by a Promissory Note of even date herewith payable by Borrower to the order of Lender in said principal amount (the "Note"), with interest thereon from the date of the Note at the rates set forth in the Note, such principal and interest to be paid in installments as provided in the Note, with the final installment being due and payable on July 10, 2002.

         As a condition precedent to making the Loan, Lender has required that Borrower execute and deliver this Security Instrument as security for the Loan and the other Secured Obligations (as hereinafter defined).

                        ARTICLE ONE - GRANTS OF SECURITY

         NOW THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, and the sum of One Hundred and No/100 Dollars ($100.00) in hand paid, and the other considerations hereinafter mentioned, the receipt and sufficiency whereof are hereby acknowledged, Borrower does hereby irrevocably grant, bargain, sell, assign, warrant, transfer, and


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convey to Lender, and grant a security interest to Lender in, the following property, appurtenances, rights, interests, and estates of Borrower, whether now owned or hereafter acquired by Borrower (all such property, appurtenances, rights, interests, and estates being herein referred to collectively as the "Property"):

                  (a) All tracts, pieces, or parcels of land located in Land Lots 385 and 386 of the 18th District of Fulton County, Georgia, more particularly described in Exhibit A attached hereto and by this reference made a part hereof (the "Land");

                  (b) All buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements, and improvements of every nature whatsoever now or hereafter erected or located on the Land (the "Improvements");

                  (c) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, air rights, and development rights, minerals, flowers, shrubs, crops, trees, timber, and other emblements now or hereafter located on, under, or above the Land or any part or parcel thereof, and all ground leases, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, appurtenances, reversions, and remainders whatsoever in any way belonging, relating, or appertaining to the Land and the Improvements or any part thereof, or which hereafter shall in any way belong, relate, or be appurtenant thereto, and all land lying in the bed of any street, Froad, or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof, and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim, and demand whatsoever, both at law and in equity, of Borrower of, in, and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

                  (d) All machinery, equipment, fixtures, appliances, and personal property of every kind and nature whatsoever now or hereafter owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located in, on, or about the Land and the Improvements, or the appurtenances thereof, or used or intended to be used with or in connection with the present or future operation, occupancy, or enjoyment of the Land and the Improvements (including, without limitation, appliances, machinery, equipment, signs, artwork, office furnishings and equipment, guest room furnishings, and specialized equipment for kitchens, laundries, bars, restaurant, public rooms, health and recreational facilities, linens, dishware, all partitions, screens, awnings, shades, blinds, floor coverings, hall and lobby equipment, heating, lighting, plumbing, ventilating, refrigerating, incinerating, elevators, escalators, air conditioning and communication plants or systems with appurtenant fixtures, vacuum cleaning systems, call or beeper systems, security systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials; reservation system computer and related equipment; all equipment, manual, mechanical or motorized, for the construction, maintenance, repair and cleaning of, parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets), and all building equipment, materials, and supplies of any nature whatsoever now or hereafter located in, on, or about the Land and the Improvements, or the appurtenances thereof, and whether in

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         storage or otherwise, or used or intended to be used with or in connection with the present or future operation, occupancy, or enjoyment of the Land and the Improvements (hereinafter collectively referred to as the "Equipment"), including the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Borrower in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Property is located (the "UCC") superior in priority to the lien of this Security Instrument. In connection with Equipment which is leased to Borrower or which is subject to a lien or security interest which is superior to the lien of this Security Instrument, this Security Instrument shall also cover all right, title and interest of Borrower in and to all deposits, and the benefit of all payments now or hereafter made with respect to such Equipment;

                  (e) All leases, usufructs, subleases, subtenancies, licenses, occupancy agreements, and concessions relating to the use and enjoyment of all or any part of the Land or the Improvements heretofore or hereafter entered into whether before or after the filing by or against Borrower of any petition for relief under the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code"), as the same might be amended from time to time (the "Leases"), and any and all guaranties and other agreements relating to or made in connection with any of the Leases, and all right, title, and interest of Borrower, its successors and assigns therein and thereunder, to secure the performance by the lessees, sublessees, tenants, subtenants, permittees, licensees, and other obligees (the "Lessees") of their obligations thereunder and all rents, additional rents, revenues, issues, and profits (including oil and gas or other mineral royalties and bonuses) from the Land and the Improvements, whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "Rents"), and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Secured Obligations, and all of Borrower's claims and rights to damages and any other remedies in connection with or arising from the rejection of any Lease by a Lessee or any trustee, custodian, or receiver pursuant to the Bankruptcy Code in the event that there shall be filed by or against a Lessee any petition, action. or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect;

                  (f) All proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Land, the Improvements, or any of the other Property into cash or liquidated claims, including proceeds of all present and future fire, hazard, or casualty insurance policies and all condemnation awards or payments now or hereafter to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and Lender hereby acknowledges and covenants that Lender shall have no right or interest in such proceeds and awards, and all causes of action and their proceeds for any damage or injury to the Land, Improvements, or any of the other Property or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud, or concealment of a material fact;

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                  (g) All rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds, cost savings, payments and deposits, whether now or hereafter to be received from third parties (including all earnest money deposits) or deposited by Borrower with Lender or third parties (including all utility deposits, accounts for the deposit, collection, and/or disbursement of Rents, and all reserve accounts provided for under any documentation entered into or delivered by Borrower in connection with the Loan), chattel paper, instruments, documents, notes, drafts and letters of credit, which arise from or relate to construction on the Land, to any business now or hereafter to be conducted on the Land, or to the Land and the Improvements generally;

                  (h) All franchises, trade names, trademarks, symbols, goodwill, service marks, trade styles, books, records, development and use rights, architectural and engineering plans, specifications and drawings, and as-built drawings, contracts, licenses, approvals, applications, consents, subcontracts, service contracts, management contracts, permits, and other agreements of any nature whatsoever now or hereafter obtained or entered into by Borrower, or any managing agent of the Property on behalf of Borrower, with respect to the use, occupation, development, construction, management, and/or operation of the Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Property or any part thereof, including, without limitation, (i) all rights of Borrower to receive moneys due and to become due to it under or in connection with any of the foregoing, (ii) all rights of Borrower to damages arising out of or for a breach or default in respect thereof, and (iii) all rights of Borrower to perform and to exercise all remedies thereunder;

                  (i) All rights that Borrower now has or may hereafter acquire, to be indemnified and/or held harmless from any liability, loss, damage, costs or expense (including, without limitation, attorneys' fees and disbursements) relating to the Property or any part thereof;

                  (j) All books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software owned by Borrower necessary to access and process such memory; and

                  (k) All proceeds of, additions and accretions to, substitutions and replacements for, and any changes in any of the property described above.

         TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lender, its successors and assigns, in fee simple forever. This conveyance is intended to operate and is to be construed as a deed passing title to the Property to Lender and is made under those provisions of ss.ss. 44-14-60 through 44-14-85 of the OFFICIAL CODE OF GEORGIA ANNOTATED, and not as a mortgage.

                        ARTICLE TWO - OBLIGATIONS SECURED

         This Security Instrument and the grants, assignments, and transfers made in Article I hereof are given for the purpose of securing the following obligations in any order of priority as Lender may determine in its sole discretion (the "Secured Obligations"):


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                  Payment of all indebtedness evidenced by the Note, including principal, interest, default interest, late charges, prepayment consideration , and other sums, as provided in the Note, and the performance of all other obligations set forth in the Note;

                  (a) The full and prompt payment and performance of all provisions, agreements, covenants, and obligations contained in this Security Instrument and all other documents at any time evidencing, securing, or otherwise relating to the Loan and the payment of all other sums therein covenanted to be paid (the Note, this Security Instrument, and such other documents, excluding that certain Environmental Indemnity Agreement executed by Borrower for the benefit of Lender with respect to the Property, are hereinafter referred to collectively as the "Loan Documents");

                  (b) Any and all additional advances made by Lender pursuant to this Security Instrument or the other Loan Documents to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Borrower's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Borrower remains the owner of the Property at the time of such advances); and

                  (c) Payment and performance of all modifications, amendments, extensions, consolidations, and renewals, however evidenced, of any of the obligations described in (a) through (c) above.


                            ARTICLE THREE - COVENANTS

                  3.1 Payment of Secured Obligations. Borrower will perform, observe and comply with the provisions hereof and of each of the other Loan Documents and duly and punctually will pay to Lender the sum of money expressed in the Note with interest thereon and all other sums required to be paid by the Borrower pursuant to the provisions of this Security Instrument, all without any deduction or credit for taxes or other similar charges paid by the Borrower.

                  3.2 Incorporation by Reference. All the covenants, conditions, and agreements contained in the Note and all of the other Loan Documents are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

                  3.3 Warranty of Title. Borrower is lawfully seized of an indefeasible estate in fee simple in the Property hereby conveyed and has good and absolute title to all other Property in which a security interest is herein granted, and Borrower has good right, full power, and lawful authority to sell, convey, and grant a security interest in the same in the manner and form aforesaid. Except for the Permitted Encumbrances (as defined below), the Property is free and clear of all liens, charges, and encumbrances whatsoever, including conditional sales contracts, chattel mortgages, security agreements, financing statements, and anything of a similar nature, and that Borrower shall and will warrant and forever defend the title thereto unto the Lender, its successors and assigns, against the lawful claims of all persons whomsoever. Borrower shall not acquire any portion of the Property subject to any security interest, conditional sales contract, title retention arrangement, or other charge or lien taking precedence over the security

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interest and lien of this Security Instrument. As used herein, the term
"Permitted Encumbrances" means collectively (i) liens at any time existing in favor of Lender, (ii) the matters affecting title to the Land described in title insurance commitment issued in favor of Lender in connection with the execution and delivery of this Security Instrument, (iii) statutory liens incurred in the ordinary course of business for the purchase of labor, services, materials, equipment, or supplies, or with respect to workmen's compensation, unemployment insurance, or other forms of governmental insurance or benefits, which are not delinquent or are paid or bonded and removed of record in a manner satisfactory to Lender, and (iv) liens for real property taxes, assessments, or governmental charges or levies for the current year, the payment of which is not delinquent.

                  3.4 Taxes, Utilities, and Other Charges.


         (a) Borrower will pay, on or before the due date thereof, all taxes, assessments, levies, license fees, permit fees, dues, charges, fines, and impositions (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen) of every character whatsoever (including all penalties and interest thereon) now or hereafter levied, assessed, confirmed, or imposed on, or in respect of, or which might constitute a lien upon the Property, or any part thereof, or any estate, right, or interest therein, or upon the rents, issues, income, or profits thereof, and shall submit to Lender such evidence of the due and punctual payment of all such taxes, assessments, and other fees and charges as Lender might require. Borrower shall have the right, before any such tax, assessment, fee, or charges become delinquent, to contest or object to the amount or validity of any such tax, assessment, fee, or charge by appropriate legal proceedings, provided that said right shall not be deemed or construed in any way as relieving, modifying, or extending Borrower's covenant to pay any such tax, assessment, fee, or charge at the time and in the manner provided herein unless (i) Borrower has given prior written notice to Lender of Borrower's intent to so contest or object, (ii) Borrower shall demonstrate to Lender's satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Property, or any part thereof, to satisfy such tax, assessment, fee, or charge prior to final determination of such proceedings, (iii) Borrower shall furnish a good and sufficient bond or surety as requested by and satisfactory to Lender, and (iv) Borrower shall have provided a good and sufficient undertaking as might be required or permitted by law to accomplish a stay of such proceedings.

         (b) Borrower will pay, on or before the due date thereof, (i) all premiums on policies of insurance covering, affecting, or relating to the Property, (ii) all ground rentals, other lease rentals, and other sums, if any, owing by Borrower and becoming due under any lease or rental contract affecting the Property, and (iii) all utility charges that are incurred by Borrower for the benefit of the Property, or which might become a charge or lien against the Property for gas, electricity, water, sewer services, and the like furnished to the Property, and all other public or private assessments or charges of a similar nature affecting the Property or any portion thereof, whether or not the nonpayment of same might result in a lien thereon. Borrower shall submit to Lender such evidence of the due and punctual payment of all such premiums, rentals, and other sums as Lender might require.

         (c) Borrower shall not suffer any mechanic's, materialman's, laborer's, statutory, or other lien to be created or remain outstanding against the Property, provided that Borrower may contest any such lien in good faith by appropriate legal proceedings provided the lien is bonded off and removed as an encumbrance upon the Property. Lender has not consented and will not consent to the performance of any work or the furnishing of any materials that might be deemed

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to create a lien or liens against the Property that is superior to the lien and security interest hereof.

         (d) Borrower will pay, on or before the due date thereof, all taxes, assessments, charges, expenses, costs, and fees that might now or hereafter be levied upon, or assessed or charged against, or incurred in connection with, the Note, the Secured Obligations, this Security Instrument, or any of the other Loan Documents, including, without limitation, any sales or use tax that might be imposed on Lender with respect to the Secured Obligations, but excluding any federal, state or local income or franchise taxes. In the event of the passage of any state, federal, municipal, or other governmental law, order, rule, or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of deeds to secure debt or security agreements, or debts secured thereby, or in the manner of collecting such taxes, so as to adversely affect Lender (excluding any tax upon Lender's income derived from the Secured Obligations), Borrower will pay any such tax on or before the due date thereof. If Borrower fails to make such prompt payment or if, in the opinion of Lender, any such state, federal, municipal, or other governmental law, order, rule, or regulation prohibits Borrower from making such payment or would penalize Borrower if Borrower makes such payment, or if, in the opinion of Lender, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire Secured Obligations will, at the option of Lender, become immediately due and payable.

                  3.5 Insurance. Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Security Instrument comprehensive general liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages on an "occurrence basis" with minimum combined single limit coverage of not less than $2,000,000. All insurance policies required pursuant to this Section (the "Policies") (i) shall be issued by an insurer satisfactory to Lender in its sole discretion, (ii) shall be maintained throughout the term of this Security Instrument without cost to Lender, (iii) a certificate thereof shall be delivered to Lender, (iv) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a coinsurer under the Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification or cancellation, and (v) shall be reasonably satisfactory in form and substance to Lender and shall be reasonably approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Not later than ten (10) days prior to the expiration date of each of the Policies, Borrower shall deliver to Lender satisfactory evidence of the renewal of each Policy.

                  3.6 Condemnation. Borrower shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property and shall deliver to Lender copies of any and all papers served in connection with such proceedings. No taking by any public or quasi_public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking) shall limit or otherwise affect Borrower's obligations under this Security Instrument or any of the other Loan Documents to which Borrower is a party. Lender is authorized, at its option, to commence, appear in, and prosecute, through counsel selected by Lender, in its own or in Borrower's name, any action or proceeding relating to any such condemnation, provided that, if Lender's determines that the compensation, award, or payment or relief to be collected from such action or proceeding will likely be less than $100,000.00, then Lender shall not unreasonably withhold its consent to permitting Borrower the sole right to prosecute any such action or proceeding. If an Event of Default exists, Lender shall have the sole and exclusive right to compromise or settle any claim for compensation. All such

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compensation, awards, damages, claims, rights of action, and proceeds and the right thereto are hereby assigned by Borrower to Lender, and Lender is authorized, at its option, to collect and receive all such compensation, awards, or damages and to give proper receipts and acquittances therefor without any obligation to question the amount of any such compensation, awards, or damages. Lender will be entitled to all compensation, awards, and other payments or relief therefor; provided that if the amount of such compensation, awards, and other payments or relief is equal to or less than the Casualty Benchmark, Borrower may collect same. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note. Any such compensation, awards, and other payments received by Lender, after deducting therefrom all of Lender's expenses incurred in the collection and administration of such sums, including reasonable attorney's fees actually incurred, shall be retained and applied by Lender toward the payment of the Secured Obligations, whether or not then due and payable, in such order, priority, and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same shall be paid, either in whole or in part, to Borrower. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment, or a portion thereof sufficient to pay the Secured Obligations. Borrower shall file and prosecute or cause to be filed and prosecuted its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be paid over to Lender, and hereby irrevocably authorizes and empowers Lender, in the name of Borrower or otherwise, to collect and receive any such award or payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, Borrower shall, upon demand of Lender, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Lender, free and clear of any encumbrances of any kind or nature whatsoever.

                  3.8 Care of Property. Borrower will preserve and maintain the Property in good condition and repair, will not commit or suffer any waste, and will not do or suffer to be done anything that will increase the risk of fire or other hazard to the Property or any part thereof. Lender is hereby authorized to enter upon and inspect the Property at any time during normal business hours. Borrower will comply promptly with all present and future laws, ordinances, rules, and regulations of any governmental authority affecting the Property or any part thereof, including, without limitation, the Americans with Disabilities Act and regulations thereunder, and all laws, ordinances, rules and regulations relating to zoning, building codes, set back requirements, and environmental matters. No above-ground improvements shall be constructed or placed on the Property without the prior written consent of Lender, which consent shall not be unreasonably withheld.

                  3.9 Leases and Management Agreements. Borrower shall not, without the prior written consent and approval of Lender, enter into any Lease or permit any tenancy of or affecting the Property.

                  3.10 Costs and Expenses. Borrower shall bear all taxes, fees, and expenses (including reasonable fees and expenses of counsel for Lender) in connection with the Loan, the Note, the preparation and, if applicable, the recordation of this Security Instrument and the other Loan Documents, and in connection with any amendments, waivers, or consents pursuant to the provisions hereof hereafter made and any workout or restructuring relating to the Loan. If, at any time, an Event of Default occurs or Lender becomes a party to any suit or proceeding in order to protect its interests or priority in the Property or its rights under this Security Instrument


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or any of the other Loan Documents, or if Lender is made a party to any suit or proceeding by virtue of the Loan, this Security Instrument, or the Property and as a result of any of the foregoing, Lender employs counsel to advise or provide other representation with respect to this Security Instrument, the Property, or to collect the Secured Obligations, or to take any action in or with respect to any suit or proceeding relating to this Security Instrument, any of the other Loan Documents, the Property, or Borrower, or to protect, collect, or liquidate any of the Property, or attempt to enforce any security interest or lien granted to Lender by any of the Loan Documents, then in any such event, all of the attorney's fees arising from such services, including fees on appeal and in any bankruptcy proceedings, and any expenses, costs, and charges relating thereto shall constitute additional obligations of Borrower to Lender payable on demand of Lender. Without limiting the foregoing, Borrower has undertaken the obligation for payment of, and shall pay, all recording and filing fees, revenue or documentary stamps or taxes, intangibles taxes, transfer taxes, recording taxes and other taxes, expenses and charges payable in connection with this Security Instrument, any of the other Loan Documents, the Secured Obligations, or the filing of any financing statements or other instruments required to effectuate the purposes of this Security Instrument, and if Borrower fails to do so, Borrower agrees to reimburse Lender for the amounts paid by Lender, together with penalties or interest, if any, incurred by Lender as a result of underpayment or nonpayment. This Section shall survive for eighteen (18) months after repayment of the Secured Obligations.

                  3.11 Further Assurances; After Acquired Property. At any time, and from time to time, upon request by Lender, Borrower will make, execute and deliver or cause to be made, executed and delivered, to Lender, any and all other further instruments, certificates, and other documents as may, in the reasonable opinion of Lender, be necessary or desirable to (i) perfect and protect the lien and security interest created or purported to be created hereby, (ii) enable Lender to exercise and enforce any and all rights and remedies hereunder in respect of the Property, or (iii) effect otherwise the purposes of this Security Instrument, including, without limitation, (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Lender might request to perfect and preserve the security interest created by this Security Instrument as a first and prior security interest upon and security title in and to all of the Property, whether now owned or hereafter acquired by Borrower, (B) if certificates of title are now or hereafter issued or outstanding with respect to any of the Property, by immediately causing the interest of Lender to be properly noted thereon at Borrower's expense, and (C) furnishing to Lender from time to time statements and schedules further identifying and describing the Property and such other reports in connection with the Property as Lender might request, all in reasonable detail. Upon any failure by Borrower so to do, Lender may make, execute, and record any and all such instruments, certificates, and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender the agent and attorney in fact of Borrower so to do, which power of attorney is coupled with an interest and irrevocable. The lien and security interest hereof shall attach automatically without any further act or deed required of Borrower or Lender to all after-acquired property of the kind described herein attached to or used in connection with the operation of the Property or any part thereof.

                  3.12 Indemnification of Expenses.


         (a) Without limitation upon any indemnification obligations set forth herein or in any other Loan Document, Borrower will pay, reimburse, and indemnify Lender for all reasonable attorney's fees, costs, and expenses incurred by Lender in any suit, action, trial, appeal, bankruptcy or other legal proceeding or dispute of any kind in which Lender is made a party or appears as party plaintiff or defendant, affecting the Secured Obligations, this Security

Instrument or the interests created herein, or the Property, or any appeal thereof, including, but not limited to, any foreclosure action, any condemnation action involving the Property or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against Borrower or any guarantor of any of the Secured Obligations, and any such amounts paid by Lender shall be added to the Secured Obligations and shall be secured by this Security Instrument. Borrower will indemnify and hold Lender harmless from and against all claims, damages, and expenses, including reasonable attorney's fees and court costs, resulting from any action by a third party against Lender relating to this Security Instrument or the interests created herein, or the Property, including, but not limited to, any action or proceeding claiming loss, damage or injury to person or property, or any action or proceeding claiming a violation of any national, state or local law, rule or regulation, provided Borrower shall not be required to indemnify Lender for matters directly and solely caused by the willful misconduct or gross negligence of Lender.

         (b) Borrower acknowledges that it has undertaken the obligation to pay all intangibles taxes and documentary taxes now or hereafter due in connection with the Secured Obligations and the Loan Documents, and Borrower agrees to indemnify and hold Lender harmless from any intangibles taxes and documentary stamp taxes, and any interest or penalties, that Lender might hereafter be required to pay in connection with the Secured Obligations or Loan Documents. The agreements of this subsection (b) shall expressly survive satisfaction of this Security Instrument and the repayment of the Secured Obligations.

                  3.13 Estoppel Certificates. After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, there are no Events of Default under the Note or this Security Instrument, (vii) that the Note and this Security Instrument are valid, legal and binding obligations and have not modified or if modified, giving particulars of such modification,
(viii) whether any offsets or defenses exist against the Secured Obligations and, if any are alleged to exist, a detailed description thereof, and (ix) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the Secured Obligations, the Property or this Security Instrument.

                  3.14 Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document which is not of public record, Borrower will issue, in lieu thereof, a replacement note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

                  3.15 Subrogation. Lender shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid by Lender in order to protect or preserve the Property and the value thereof as security for Secured Obligations.

                  3.16 Limit of Validity. To the extent the fulfillment of any provision of this Security Instrument at the time such provision is to be performed shall involve transcending the limit of validity presently prescribed by any applicable usury or similar law, the obligation to be fulfilled under such provision shall ipso facto be reduced to the limit of such validity.

                  3.17 Financing Statements. Borrower covenants and agrees to execute, file, and refile such financing statements, continuation statements, or other documents as Lender shall require from time to time with respect to the Property. Borrower agrees that the filing of financing statement(s) in the records normally having to do with the Collateral shall not in any way affect the agreement of Borrower that everything used in connection with the production of income from the Property or adapted for use therein or that is described or reflected in this Security Instrument is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be, regarded as part of the Land conveyed hereby regardless of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in an exhibit to this Security Instrument, or (iii) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (aa) the proceeds of any insurance policy, (bb) any award in condemnation proceedings for taking or for loss of value, or (cc) Borrower's interest as lessor in any present or future Leases or Rents shall not in any way alter any of the rights of Lender as determined by this Security Instrument or affect the priority of Lender's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement(s) is solely for the protection of Lender in the event any court shall at any time hold, with respect to the foregoing items (aa), (bb), or (cc), that notice of Lender's priority of interest, to be effective against a particular class of persons, must be filed in the UCC records. This Security Instrument may be filed as a financing statement in any office where Lender deems such filing necessary or desirable, and Borrower will promptly upon demand reimburse Lender for the costs therefor.

         3.18     Hazardous Material.

         (a) Borrower represents and warrants to Lender that, to Borrower's knowledge and except as disclosed in the Report dated April 14, 2000, prepared by Environmental Corporation of America under Project #5-634-2 heretofore delivered to Lender, as of the date hereof (i) the Property is not in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean_up (collectively, "Hazardous Material Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.ss.9601 et seq. and 40 CFR ss.302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C.ss.6901 et seq.), The Federal Water Pollution Control Act (33 U.S.C.ss.1251 et seq. and 40 CFRss.116.1 et seq.), and the Hazardous Materials Transportation Act (49 U.S.C.ss.1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended; and any similar laws and regulations of the state having jurisdiction over the Property; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Hazardous Material Laws (collectively, "Hazardous Material") are located on or have been handled, generated, stored, processed or disposed of on, or released or discharged at, onto, under, or from, the Property (including underground contamination) except for those substances used by Borrower in the ordinary course of its business and in compliance with all Hazardous Material Laws; (iii) the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Material; (iv) no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Material are located on the Property; (v) no investigation, action, proceeding, or claim by any agency, authority, or unit of government or by any third party which could result in any liability, penalty, sanction, or judgment under any Hazardous Material Laws with respect to any condition, use, or operation of the Property is threatened or in existence, nor does Borrower know of any basis for such a claim; and (vi) Borrower is aware of no claim by any party that any use, operation or condition of the Property violates any Hazardous Material Laws.

         (b) Borrower shall keep or cause the Property to be kept free from Hazardous Material and in compliance with all Hazardous Material Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing, and disposal of Hazardous Material (except those substances used by Borrower in the ordinary course of its respective operation or occupancy of the Property and in compliance with Hazardous Material Laws) by any lessees or other persons in possession or use of the Property or any part thereof, and, without limiting the generality of the foregoing, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

         (c) Borrower shall promptly notify Lender if Borrower shall become aware of the possible existence of any Hazardous Material (except those substances used by Borrower in the ordinary course of its operation and occupancy of the Property and in compliance with Hazardous Material Laws) on the Property or if Borrower shall become aware that the Property is or may be in direct or indirect violation of any Hazardous Material Laws. Further, immediately upon receipt of the same, Borrower shall deliver to Lender copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments received by Borrower pertaining to the actual, alleged or potential presence or existence of any such Hazardous Material at, on, about, under, within, near or in connection with the Property.

         (d) Borrower shall, promptly and when and as required by any Hazardous Material Laws, at Borrower's sole cost and expense, take all actions as shall be necessary or advisable for the clean_up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with applicable Hazardous Material Laws (and in all events in a manner satisfactory to Lender), and shall further pay or cause to be paid, at no expense to Lender, all clean_up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Borrower fails to do so, Lender may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Material (except those substances used by Borrower in the ordinary course of their respective operation or occupancy of the Property and in compliance with Hazardous Material Laws) or otherwise brought into conformance with Hazardous Material Laws and any and all costs and expenses incurred by Lender in connection therewith, together with interest thereon at the Default Rate (as defined in the Note) from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Security Instrument and by all other Loan Documents securing all or any part of the Secured Obligations. Borrower hereby grants to Lender and its agents and employees access to the Property and a license to remove any Hazardous Material (except those substances used by Borrower in the ordinary course of the operation and occupancy of the Property and in compliance with Hazardous Material Laws) and to do all things Lender shall deem necessary to bring the Property in conformance with Hazardous Material Laws.

         (e) Borrower covenants and agrees, at Borrower's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Lender), and hold Lender harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Lender or the Property, and arising directly or indirectly from or out of (i) the presence, release or threat of release of any Hazardous Material on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within control of Borrower; (ii) the violation of any Hazardous Material Laws relating to or affecting the Property, caused by Borrower; (iii) the failure by Borrower to comply fully with the terms and conditions of this Section; (iv) the breach of any representation or warranty contained in this Section; or (v) the enforcement of this Section, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Material from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Material on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Hazardous Material Laws in connection with all or any portion of the Property or any surrounding areas. The indemnity set forth in this Section shall also include any diminution in the value of the security afforded by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section. The foregoing indemnity shall specifically not apply to any Hazardous Material that are initially placed on, in, or under the Property after title to the Property is transferred by Borrower to any person or entity who is not affiliated with Borrower (provided such transfer does not constitute a violation of the terms of this Security Instrument) or to Lender pursuant to a foreclosure sale or deed in lieu of foreclosure. Lender's rights under this paragraph shall survive payment in full of the Secured Obligations and shall be in addition to all other rights of Lender under this Security Instrument, the Note, and the other Loan Documents.

         (f) Upon Lender's request, at any time after the occurrence and during the continuation of an Event of Default hereunder or at such other time as Lender has reasonable grounds to believe that Hazardous Material (except those substances used by Borrower or Lessees of the Property in the ordinary course of the operation and occupancy of the Property and in compliance with all Hazardous Material Laws) are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Hazardous Material Laws, Borrower shall provide, at Borrower's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Lender indicating the presence or absence of Hazardous Material on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Lender in writing indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Borrower fails to provide such inspection or audit within forty_five (45) days after such request, Lender may order the same, and Borrower hereby grants to Lender and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Security Instrument and by all of the other Loan Documents.

         (g) Without limiting the foregoing, where recommended by a "Phase I" or "Phase II" assessment (an "Environmental Report"), Borrower shall establish and comply with an operations and maintenance program relative to the Property, in form and substance acceptable to Lender, prepared by an environmental consultant acceptable to Lender, which program shall address any Hazardous Material (including asbestos containing material or lead based paint) that may now or in the future be detected on the Property. Without limiting the generality of the preceding sentence, Lender may require (i) periodic notices or reports to Lender in form, substance and at such intervals as Lender may specify to address matters raised in the Environmental Report, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at Borrower's sole expense, supplemental examination of the Property by consultants specified by Lender to address matters raised in the Environmental Report, (iv) access to the Property, by Lender, its agents or servicer, to review and assess the environmental condition of the Property and Borrower's compliance with any operations and maintenance program, and (v) variation of the operations and maintenance program in response to the reports provided by any such consultants.

                     ARTICLE FOUR - PROHIBITION ON TRANSFERS

                  4.1 General Prohibition. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and the owners of the beneficial interest in Borrower and Borrower's constituent entities in owning and operating properties such as the Property in agreeing to make the Loan, and that Lender will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Secured Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, if Borrower defaults in the repayment of the Secured Obligations, Lender can recover all or a portion of the Secured Obligations by a sale of the Property. Except as expressly provided herein, Lender may, at Lender's option, declare all the Secured Obligations immediately due and payable, and Lender may invoke any rights and remedies permitted by this Security Instrument and the other Loan Documents, in the event that Borrower, without the prior written consent of Lender, which consent will not be unreasonably withheld by Lender after consideration of all relevant factors, sells, conveys, alienates, mortgages, encumbers, pledges, or otherwise transfers the Property or any part thereof or any interest therein, or permits the Property or any part thereof or any interest therein to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred (collectively, a "Transfer").

                  4.2 Transactions Included. A Transfer within the meaning of
Section 4.1 shall be deemed to include, without limitation, (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space lessee thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to the Leases or any rents therefrom; (iii) any divestiture of Borrower's title to the Property or any interest therein in any manner or way, whether voluntary or involuntary, or any merger, consolidation, dissolution or syndication affecting Borrower; and (iv) subject to the provisions of Section 4.3 below, the change, removal, or resignation of Roberts Realty Investors, Inc. (the "Roberts REIT") as the general partner of Borrower, or the sale, transfer, or assignment by of any general or limited partnership interest in Borrower.

                  4.3 Permitted Transfers. Notwithstanding the provisions of Sections 4.1 and 4.2 above, the following Transfers are permitted without the consent of Lender:

                  (a) The Transfer of shares of common stock or other beneficial or ownership interest or other forms of securities in the Roberts REIT, and the issuance of all varieties of convertible debt, equity and other similar securities of the Roberts REIT and the subsequent Transfer of such securities, provided that no Change in Control (as defined below) occurs as a result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities. As used herein, the term "Change in Control" means the earliest to occur of (i) the date on which Roberts REIT ceases for any reason whatsoever to be the sole general partner of Borrower, or (ii) the date on which Charles S. Roberts ceases for any reason to be owner of at least ten percent (10%) of the ownership interests of Roberts REIT and Borrower on an aggregate basis (taking into account both the voting stock of Roberts REIT and the partnership units in Borrower);

                  (b) The Transfer of limited partnership interests by the limited partners of Borrower, including, without limitation, the conversion or exchange of limited partnership interests in Borrower to shares of common stock or other beneficial or ownership interests or other forms of securities in the Roberts REIT, provided that no Change in Control occurs as the result of such Transfer;

                  (c) The issuance by Borrower of additional limited partnership units or convertible debt, equity, and other similar securities, and the subsequent Transfer of such units or other securities, provided that no Change in Control occurs as the result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities;

                  (d) A Transfer of the Property to Roberts REIT;

                  (e) Any Transfer that constitutes a Permitted Encumbrance at the time such Transfer occurs; and

                  (f) The grant of an easement, if prior to the granting of the easement Borrower causes to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender determines that the easement shall not materially affect the operation of the Property or Lender's interest in the Property and Borrower pays to Lender, on demand, all cost and expenses incurred by Lender in connection with reviewing Borrower's request.

                  4.4 Prohibition Absolute. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Secured Obligations immediately due and payable upon the occurrence of a Transfer without Lender's prior written consent or as otherwise expressly permitted herein. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer, except for those expressly allowed herein. Any Transfer made in contravention of this Section shall be null and void and of no force and effect.


                  ARTICLE FIVE - EVENTS OF DEFAULT AND REMEDIES

                  5.1 Events of Default. The occurrence or existence of any one or more of the following events, whether voluntary, involuntary, or effected by operation of law, shall constitute an "Event of Default" under this Security
Instrument:



                  (a) Borrower fails to pay interest, principal or any other sum due under the terms of the Note or any other Loan Document within ten
         (10) days after such payment is due; or

                  (b) Any Transfer occurs in violation of the provisions of Article Four hereof; or

                  (c) Borrower or the Roberts REIT (each an "Obligor") files a voluntary petition in bankruptcy or any Obligor is adjudicated as bankrupt or insolvent, or any Obligor files any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for such Obligor under any present or future federal, state, or other statute, law, or regulation relating to bankruptcy, insolvency, or other relief for debtors, or any Obligor seeks or consents to, or acquiesces in, the appointment of any trustee, receiver, or liquidator of such Obligor or of all or any substantial part of such Obligor's property or of any or all of the rents, revenues, issues, earnings, profits, or income thereof, or any Obligor makes any general assignment for the benefit of creditors or admits in writing an inability to pay such Obligor's debts generally as they become due; or

                  (d) A court of competent jurisdiction enters an order, judgment, or decree approving a petition filed against any Obligor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal, state, or other statute, law, or regulation relating to bankruptcy, insolvency, or other relief for debtors, which order, judgment, or decree remains unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or any trustee, receiver, or liquidator is appointed for any Obligor or of all or any substantial part of such Obligor's property or of any or all of the rents, revenues, issues, earnings, profits, or income thereof, which appointment remains unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive); or

                  (e) Any certificate, statement, representation, warranty, or audit, whether written or unwritten, heretofore or hereafter furnished by or on behalf of any Obligor pursuant to or in connection with the Loan, this Security Instrument, any other Loan Document, or otherwise (including, without limitation, representations and warranties contained herein) or as an inducement to Lender to extend any credit to or to enter into this or any other agreement with Borrower proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or to have omitted any substantial contingent or unliquidated liability or claim against any Obligor, or if on the date of execution of this Security Instrument any materially adverse change has occurred in any of the facts previously disclosed by any such certificate, statement, representation, warranty, or audit, and such change was not disclosed to Lender at or prior to the time of the execution of this Security Instrument; or

                  (d) Borrower fails to properly and timely to perform or observe any other covenant or condition set forth in this Security Instrument that is not cured within any applicable cure period as set forth herein or, if no cure period is specified therefor, is not cured within thirty (30) days of Lender's notice to Borrower thereof; provided that, if such default cannot be cured by the payment of money or is not otherwise reasonably susceptible to cure within such thirty
         (30) day period, and Borrower diligently and continuously pursues the cure of such default, then upon Borrower's written request therefor, Lender shall grant a reasonable extension of such cure period, but not exceeding ninety (90) days; or

                  (e) The Roberts REIT fails at any time to be qualified and taxed as a "real estate investment trust" under Subchapter M of the Internal Revenue Code; or

                  (f) Any default or event of default (other than those specified elsewhere in this Section) occurs pursuant to and as defined in any of the other Loan Documents.

                  5.2 Acceleration of Maturity. If an Event of Default has occurred, Lender may declare all of the Secured Obligations to be forthwith due and payable, whereupon all the Secured Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Lender may immediately enforce payment of all such amounts and exercise any or all of its rights and remedies under this Security Instrument and the other Loan Documents. No delay or omission on the part of Lender to exercise such option when entitled so to do shall be considered as a waiver of such right.

                  5.3 Right of Lender to Enter and Take Possession.


         (a) If an Event of Default has occurred, Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Property and, if and to the extent permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Property without the appointment of a receiver or an application therefor, and may exclude Borrower and its agents and employees wholly therefrom, and take possession of the books, papers and accounts of Borrower.

         (b) If Borrower shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession or requiring Borrower to deliver immediate possession of the Property to Lender. Borrower will pay to Lender, upon demand, all expenses of obtaining such judgment or decree, including compensation to Lender, its attorneys and agents, and all such expenses and compensation shall, until paid, become part of the Secured Obligations and shall be secured by this Security Instrument.

         (c) Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Property and conduct the business thereof, and, from time to time (i) make all necessary and proper repairs, renewals, replacements, additions, betterments, and improvements thereto and purchase or otherwise acquire additional fixtures, personalty, and other property; (ii) insure or keep the Property insured; (iii) manage and operate the Property and exercise all the rights and powers of Borrower, in its name or otherwise, with respect to the same, and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Lender, all as Lender may from time to time determine to be to its best advantage. Lender may collect and receive all Rents and Accounts, including those past due as well as those accruing thereafter, and after deducting (aa) all expenses of taking, holding, managing, and operating the Property (including compensation for the services of all persons employed for such purposes), (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases, and acquisitions, (cc) the cost of such insurance, (dd) such taxes, assessments, and other charges as Lender may reasonably determine to pay, (ee) other proper charges upon the Property or any part thereof, and (ff) the compensation and expenses of attorneys and agents of Lender, Lender shall apply the remainder of the money so received to the other Secured Obligations in such order, priority, and proportions as Lender may elect. Lender's sole duty with respect to the custody, safekeeping, and physical preservation of the Property shall be to deal with it in the same manner as Lender deals with similar property for its own account. For the purpose of carrying out the provisions of this Section, Borrower hereby constitutes and appoints Lender the true and lawful attorney in fact of Borrower, which power of attorney is coupled with an interest and irrevocable, to do and perform, from time to time, any and all actions necessary and incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney in fact on the Property. Anything in this Section to the contrary notwithstanding, Lender shall not be obligated to discharge or perform the duties of a landlord to any Lessee or incur any liability as a result of any exercise by Lender of its rights under this Security Instrument, and Lender shall be liable to account only for the Rents actually received by Lender.

         (d) Whenever all the Secured Obligations shall have been paid and all Events of Default shall have been cured, Lender shall surrender possession of the Property to Borrower and its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

                  5.4 Performance by Lender. If Borrower defaults in the payment of any tax, lien, assessment, or charge levied or assessed against the Property, or in the payment of any utility charge, whether public or private, or in the payment of any insurance premium, or in the procurement of insurance coverage and the delivery of the insurance policies required in this Security Instrument, or in the performance or observance of any other covenant, condition, or term of this Security Instrument, then Lender, at its option, may perform or observe the same, and all payments made or costs incurred by Lender in connection therewith shall constitute Secured Obligations and shall be, without demand, immediately repaid by Borrower to Lender with interest thereon at the Default Rate specified in the Note. Lender shall be the sole judge of the legality, validity, and priority of any such tax, lien, assessment, charge, claim, and premium, of the necessity for any such actions, and of the amount necessary to be paid in connection therewith. Lender is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition, or term, without thereby becoming liable to Borrower.

                  5.5 Appointment of a Receiver. If an Event of Default has occurred, Lender, upon application to a court of competent jurisdiction, shall be entitled, without regard to the adequacy of any security for the Secured Obligations or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect the rents, profits, issues and revenues thereof. Borrower will pay to Lender upon demand all expenses, including, without limitation, all receivers' fees, reasonable attorneys' fees actually incurred at standard billable rates, and agent's compensation, incurred pursuant to the provisions of this Section, and all such expenses shall constitute Secured Obligations.

                  5.6 Power of Sale. If an Event of Default has occurred, Lender, at its option, may sell the Property or any part of the Property at public sale or sales before the door of the courthouse of the county in which the Property or any part of the Property is situated, to the highest bidder for cash, in order to pay the Secured Obligations and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorneys' fees, after advertising the time, place, and terms of sale once a week for four
(4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. With respect to any personal property or fixtures included in or located on the Property, Lender may, at its option, sell or otherwise dispose of the same by public or private proceedings, separate from the sale of the real property, in accordance with the provisions of Section 5.8 below. At any sale conducted pursuant to this Section, Lender may execute and deliver to the purchaser a conveyance of the Property, or any part of the Property, or any personal property or fixtures included in or located on the Property, in fee simple, which conveyance may contain recitals as to the occurrence of an Event of Default hereunder, and to this end Borrower hereby constitutes and appoints Lender its agent and attorney in fact to make such sale and conveyance and thereby to divest Borrower of all right, title, or equity in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the reasonable acts and doings of said agent and attorney in fact are hereby ratified and confirmed. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by dissolution or otherwise, are granted as cumulative of the other remedies provided by law for collection of the Secured Obligations, and shall not be exhausted by one exercise thereof but may be exercised until full payment of the Secured Obligations.

                  5.7 Lender's Power of Enforcement. If an Event of Default has occurred, Lender may, either with or without entry or taking possession as hereinabove provided or otherwise and in lieu of or in addition to exercising any power of sale hereinafter given in this Security Instrument, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term thereof or any other right, (ii) to foreclose this Security Instrument and to sell the Property as provided by law or in equity, and (iii) to pursue any other remedy available to it, all as Lender shall deem most effectual for such purposes. Lender shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, as Lender may determine.

                  5.8 UCC Remedies. This Security Instrument is both a deed to secure debt and a "security agreement" within the meaning of the UCC. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. Borrower by executing and delivering this Security Instrument has granted and hereby grants to Lender, as security for the Secured Obligations, a security interest in the Property to the full extent that the Property may be subject to the UCC (said portion of the Property so subject to the UCC being referred to in this Security Instrument as the "Collateral").

If an Event of Default occurs, Lender may exercise, in addition to all other rights and remedies granted to it in this Security Instrument and in any other Loan Document, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Borrower or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral , or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrower, which right or equity is hereby waived or released. Borrower further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Borrower's premises or elsewhere. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

                  5.9 Purchase by Lender. Upon any foreclosure or other sale of or any portion of the Property, Lender may bid for and purchase the Property or any part thereof and shall be entitled to apply all or any part of the Secured Obligations as a credit to the purchase price.

                  5.10 Application of Proceeds of Sale. Any purchase money, proceeds, and avails of any sale or other disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to this Security Instrument, the Note, or the other Loan Documents may be applied by Lender, to the extent funds are so available, to the payment of the Secured Obligations in such priority and proportions as Lender in its discretion shall deem proper.

                  5.11 Borrower as Tenant Holding Over. If any sale of the Property or any part thereof occurs pursuant to this Security Instrument, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

                  5.12 Discontinuance of Proceedings; Restoration of Parties. If Lender proceeds to enforce any right of remedy under this Security Instrument by receiver, entry, or otherwise and such proceedings are discontinued or abandoned for any reason or are determined adversely to Lender, then and in every such case Borrower and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken.

                  5.13 Remedies Cumulative. No right, power, or remedy conferred upon or reserved to Lender by this Security Instrument or any of the other Loan Documents is intended to be exclusive of any other right, power, or remedy, but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power, and remedy given under this Security Instrument, any such other Loan Document, or now or hereafter existing at law or in equity or by statute. The exercise by Lender of any such right, power, and remedy shall not operate as an election of remedies by Lender and shall not preclude the exercise by Lender of any or all other such rights, powers, or remedies. If the sale of all or any part of the Property is permitted hereunder, then such sale of the Property may be in one or more parcels and in such manner and order as Lender, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of an Event of Default shall not be exhausted by any one or more sales, but other and successive sales may be made until all of the Property has been sold or until the Secured Obligations have been fully satisfied.

                  5.14 Waiver of Appraisement, Valuation, Exemption, Etc. Borrower agrees, to the full extent permitted by law, that in case of an Event of Default hereunder, neither Borrower nor anyone claiming through or under Borrower will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, exemption, or laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Security Instrument, or the absolute sale of the Property or any part thereof, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Borrower, for itself and all who may at any time claim through or under Borrower, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets subject to the lien and security interest of this Security Instrument marshaled upon any foreclosure or sale under the power herein granted.

                  5.15 Suits to Protect the Property. Lender shall have power
(i) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or any violation of this Security Instrument, (ii) to preserve or protect its interest in the Property and in the Rents, and (iii) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule, or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule, or order would impair the security hereunder or be prejudicial to the interest of Lender.

                  5.16 Delay or Omission No Waiver. No delay or omission of Lender or of any holder of the Note to exercise any right, power, or remedy accruing upon any Event of Default shall exhaust or impair any such right, power, or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein, and every right, power, and remedy given by this Security Instrument to Lender may be exercised from time to time and as often as may be deemed expedient by Lender.

                  5.17 No Waiver of Event of Default to Affect Another, etc. No waiver of any Event of Default hereunder shall extend to or shall affect any subsequent or any other then existing Event of Default or shall impair any rights, powers, or remedies consequent thereon. If Lender (i) grants forbearance or an extension of time for the payment of any of the Secured Obligations, (ii) takes other or additional security for the payment of the Secured Obligations,
(iii) waives or does not exercise any right granted in the Note, this Security Instrument, or any of the other Loan Documents, (iv) releases any part of the Property from the lien and interest of this Security Instrument or otherwise changes any of the terms of the Note, this Security Instrument, or any of the other Loan Documents, (v) consents to the filing of any map, plat, or replat pertaining to the Property, (vi) consents to the granting of any easement or license affecting the Property, or (vii) makes or consents to any agreement subordinating the lien and interest of this Security

Instrument, then any such act or omission shall not release, discharge, modify, change, or affect the original liability under the Note, this Security Instrument, or otherwise of Borrower or any subsequent purchaser of the Property or any part thereof, or any maker, co-signer, endorser, surety, or guarantor, nor shall any such act or omission preclude Lender from exercising any right, power, or privilege herein granted or intended to be granted in the event of any other Event of Default then made or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Lender, shall the lien and security interest of this Security Instrument be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Lender, at its option, without notice to any person or entity, hereby is authorized and empowered to deal with any such vendee or transferee with reference to the Property or the Secured Obligations, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

                  5.18 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower or its creditors or property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire amount due and payable by Borrower under this Security Instrument at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.

                  ARTICLE SIX - REPRESENTATIONS AND WARRANTIES

         In addition to any other representations and warranties set forth herein, Borrower represents and warrants to Lender that:

                  6.1 Due Organization and Authority. Borrower is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Georgia. Borrower has the requisite power and authority to
(i) to own its properties and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of the Secured Obligations hereunder and under the other Loan Documents and (ii) to execute and deliver this Security Instrument and the other Loan Documents, to incur and perform the Secured Obligations, and to carry out the transactions contemplated by this Security Instrument and the other Loan Documents.

                  6.2 Due Authorization. The execution, delivery, and performance of this Security Instrument and the other Loan Documents have been duly authorized by all necessary action and proceedings by or on behalf of Borrower and the Roberts REIT, and no further approvals or filings of any kind, including any approval of or filing with any governmental authority, are required by or on behalf of Borrower as a condition to the valid execution, delivery, and performance by Borrower of this Security Instrument and the other Loan Documents.

                  6.3 Enforceability. This Security Instrument and each of the other Loan Documents have been duly authorized, executed, and delivered by Borrower and constitute the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be affected by applicable conservatorship, bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting of the enforcement of creditors' rights generally. This Security Instrument and the other Loan Documents are not subject to any right of rescission, set_off, counterclaim, or defense by Borrower, including the defense of usury, and Borrower has not asserted any right of rescission, set_off, counterclaim, or defense with respect thereto.

                  6.4 No Conflicts. Neither the execution and delivery of this Security Instrument and the other Loan Documents, nor the fulfillment of or compliance with the terms and conditions of this Security Instrument and the other Loan Documents, nor the performance of the Secured Obligations (i) conflicts with or result in (or will conflict with or result in) any breach or violation of any legal requirement enacted or issued by any governmental authority or other agency having jurisdiction over Borrower or any portion of the Property, or any judgment or order applicable to Borrower, or to which Borrower or any portion of the Property is subject; (ii) conflicts with or result in (or will conflict with or result in) any material breach or violation of, or constitute a default under, any of the terms, conditions, or provisions of Borrower's organizational documents, any indenture, existing agreement, or other instrument to which Borrower is a party, or to which Borrower or any portion of the Property is subject; (iii) results in or requires (or will result in or require) the creation of any lien on all or any portion of the Property, except for the Permitted Encumbrances; or (iv) requires (or will require) the consent or approval of any creditor of Borrower, any governmental authority, or any other person or entity except such consents or approvals that have already been obtained.

                  6.5 Pending Litigation or other Proceedings. There is no pending or, to the best knowledge of Borrower, threatened action, suit, proceeding, or investigation, at law or in equity, before any court, board, body, or official of any governmental authority or arbitrator against or affecting the Property or any other portion thereof or other assets of Borrower or the Roberts REIT, which, if decided adversely to Borrower or the Roberts REIT, would have, or may reasonably be expected to have, a material adverse effect upon any of (i) the business, operations, property, or condition (financial or otherwise) of any Obligor, (ii) the present or future ability of any Obligor to perform the Secured Obligations for which it is liable, (iii) the validity, priority, perfection or enforceability of this Security Instrument or any other Loan Document or the rights or remedies of the Lender under any Loan Document, or (iv) the value of, or the Lender's ability to have recourse against, the Property or any part thereof or interest therein.

                  6.6 Compliance with the Loan Documents. Borrower is in compliance with all provisions of the Loan Documents to which it is a party or by which it is bound. The representations and warranties made by Borrower in the Loan Documents are true, complete and correct and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  6.7 Non-Foreign Person. Borrower is not a "foreign person" within the meaning ofss. 1445(f)(3) of the Internal Revenue Code.

                  6.8 ERISA. Neither Borrower nor any member of the "controlled group" of Borrower has established and is a party to an "employee benefit plan" within the meaning of Section 3(3) of Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), or any other option or deferred compensation plan or contract for the benefit of its employees or officers, pension, profit sharing or retirement plan, redemption agreement, or any other agreement or arrangement with any officer, director or owner, members of their families, or trusts for their benefit, and the assets of Borrower do not and shall not constitute "plan assets" of one more such plans for purposes of ERISA.

                  6.9 Investment Company Act. Borrower is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other federal or state law or regulation that purports to restrict or regulate its ability to borrow money.

                  6.10 Accuracy of Information. No information, statement, or report furnished in writing to Lender by Borrower in connection with this Security Instrument or any other Loan Document, or in connection with the consummation of the transactions contemplated hereby and thereby, contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  6.11 No Conflicts of Interest. To the best knowledge of Borrower, no officer, agent, or employee of Lender has been or is in any manner interested, directly or indirectly, in that Person's own name, or in the name of any other Person, in the Loan Documents, Borrower, or the Property, in any contract for property or materials to be furnished or used in connection with the Property, or in any aspect of the transactions contemplated by the Loan Documents.

                  6.12 No Reliance. Borrower acknowledges, represents, and warrants that it understands the nature and structure of the transactions contemplated by this Security Instrument and the other Loan Documents, that it is familiar with the provisions of all of the documents and instruments relating to such transactions, that it understands the risks inherent in such transactions, including the risk of loss of the Property or a part thereof, and that it has not relied on Lender for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Security Instrument or any other Loan Document or otherwise relied on Lender in any manner in connection with interpreting, entering into, or otherwise in connection with this Security Instrument, any other Loan Document, or any of the matters contemplated hereby or thereby.

                  6.13 Status as a Real Estate Investment Trust. The Roberts REIT is qualified, and is taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code, and is not engaged in any activities which would jeopardize such qualification and tax treatment.

                           ARTICLE SEVEN - TERMINATION

         This Security Instrument shall be canceled and thereafter be of no further force and effect in the event that all of the Secured Obligations shall have been paid, performed, and satisfied in full. Upon such termination and at Borrower's request and expense, Lender shall execute, acknowledge, and deliver to Borrower an instrument, in proper form for recording, without warranty, reconveying to Borrower the Property.

                       ARTICLE EIGHT - DOCUMENT PROTOCOLS

         This Security Instrument and each of the other Loan Documents shall be governed by the following protocols (the "Document Protocols"), unless any Loan Document expressly states that the Document Protocols shall not apply to such Loan Document in whole or in part:

                  8.1 General Rules of Usage. These Document Protocols shall apply to such Loan Document as from time to time amended, modified, replaced, restated, extended or supplemented, including by waiver or consent, and to all attachments thereto and all other documents or instruments incorporated therein. When used in any Loan Document governed by these Document Protocols, (i) references to a Person are, unless the context otherwise requires, also to its heirs, executors, legal representatives, successors, and assigns, as applicable,
(ii) "hereof," "herein," "hereunder" and comparable terms refer to the entire Loan Document in which such terms are used and not to any particular article, section, or other subdivision thereof or attachment thereto, (iii) references to any gender include, unless the context otherwise requires, references to all genders, and references to the singular include, unless the context otherwise requires, references to the plural, and vice versa, (iv) "shall" and "will" have equal force and effect, (v) references in a Loan Document to "Article," "Section," "paragraph" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section, paragraph, or subdivision of or an attachment to such Loan Document, (vi) all accounting terms not otherwise defined therein have the meanings assigned to them in accordance with GAAP, and (vii) "include," "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import.

                  8.2 Notices. All notices, consents, approvals, statements, requests, reports, demands, instruments or other communications to be made, given or furnished pursuant to, under or by virtue of such Loan Document (a "notice") shall be in writing and shall be deemed given or furnished if addressed to the party intended to receive the same at the address of such party as set forth below (i) upon receipt when personally delivered at such address, or (ii) one Business Day after the date of delivery of such notice to a nationwide, reputable commercial courier service:

Lender:                           SouthTrust Bank
                                  420 North Twentieth Street
                                  SouthTrust Tower - 8th Floor
                                  Birmingham, Alabama 35203
                                  Attention: Commercial Real Estate Loan Dept.

                                  with copy to (which alone shall not constitute notice):

                                  Gary W. Farris, Esq.
                                  Burr & Forman LLP
                                  One Georgia Center, Suite 1200
                                  600 West Peachtree Street
                                  Atlanta, Georgia 30308


Borrower:                         Roberts Properties Residential, L.P.
                                  c/o Charles R. Elliott, CFO
                                  8010 Roswell Road
                                  Suite 120
                                  Atlanta, GA  30350


Roberts REIT:                     Roberts Realty Investors, Inc.
                                  c/o Charles R. Elliott, CFO
                                  8010 Roswell Road
                                  Suite 120
                                  Atlanta, GA  30350

Any party may change the address to which any notice is to be delivered to any other address within the United States of America by furnishing written notice of such change at least fifteen (15) days prior to the effective date of such change to the other parties in the manner set forth above, but no such notice of change shall be effective unless and until received by such other parties. Rejection or refusal to accept, or inability to deliver because of changed address or because no notice of changed address was given, shall be deemed to be receipt of any such notice. Any notice to an entity shall be deemed to be given on the date specified in this Section without regard to when such notice is delivered by the entity to the individual to whose attention it is directed and without regard to the fact that proper delivery may be refused by someone other than the individual to whose attention it is directed. If a notice is received by an entity, the fact that the individual to whose attention it is directed is no longer at such address or associated with such entity shall not affect the effectiveness of such notice. Notices may be given on behalf of any party by such party's attorneys.

                  8.3 Severability. Whenever possible, each provision of such Loan Document shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of such Loan Document shall be prohibited by or invalid or unenforceable under the applicable law of any jurisdiction with respect to any Person or circumstance, such provision shall be ineffective to the extent of such prohibition, invalidity or unenforceability, without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provisions in any other jurisdiction or with respect to other Persons or circumstances. To the extent permitted by applicable law, the parties to such Loan Document thereby waive any provision of law that renders any provision thereof prohibited, invalid or unenforceable in any respect.

                  8.4 Remedies Not Exclusive. No remedy therein conferred upon or reserved to Lender is intended to be exclusive of any other remedy or remedies available to Lender under such Loan Document, at law, in equity or by statute, and each and every such remedy shall be cumulative and in addition to every other remedy given thereunder or now or hereafter existing at law, in equity or by statute.

                  8.5 Liability. If any Obligor consists of more than one Person, the obligations and liabilities of each such Person under such Loan Document shall be joint and several, except as expressly provided to the contrary in such Loan Document.

                  8.6 Binding Obligations; Covenants Run with the Land. Such Loan Document shall be binding upon such Obligor and the successors, assigns, heirs and personal representatives of such Obligor, and shall inure to the benefit of Lender and all subsequent holders of such Loan Document and their respective officers, directors, employees, shareholders, agents, successors and assigns. Nothing in such Loan Document, whether express or implied, shall be construed to give any person (other than the parties thereto and their permitted successors and assigns and as expressly provided therein) any legal or equitable right, remedy or claim under or in respect of such Loan Document or any covenants, conditions or provisions contained therein. If such Loan Document is to be recorded, all of the grants, covenants, terms, provisions, covenants and conditions of such Loan Document shall run with the land.

                  8.7 No Oral Modifications. Such Loan Document, and any of the provisions thereof, cannot be altered, modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of any Obligor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any alteration, modification, amendment, waiver, extension, change, discharge or termination is sought. Without limiting the generality of the foregoing, any payment made by Lender for insurance premiums, impositions or any other charges affecting the Property shall not constitute a waiver of any Obligor's default in making such payments and shall not obligate Lender to make any further payments.

                  8.8 Entire Agreement. Such Loan Document, together with the other applicable Loan Documents, constitutes the entire agreement of the parties thereto with respect to the subject matter thereof and supersedes all prior written and oral agreements and understandings with respect to such subject matter.

                  8.9 Waiver of Acceptance. Obligors hereby waive any acceptance of such Loan Document by Lender in writing, and such Loan Document shall immediately be binding upon such Obligor.

                  8.10 Jurisdiction, Court Proceedings. Each of Lender and Obligors, to the fullest extent permitted by law, hereby knowingly, intentionally, and voluntarily, with and upon the advice of competent counsel,
(i) submits to personal, nonexclusive jurisdiction in the State of Georgia with respect to any suit, action, or proceeding by any person arising from, relating to, or in connection with such Loan Document or the Loan, (ii) agrees that any such suit, action, or proceeding may be brought in any state or federal court of competent jurisdiction sitting in the State of Georgia, and (iii) submits to the jurisdiction of such courts. Each Obligor, to the fullest extent permitted by law, hereby knowingly, intentionally, and voluntarily, with and upon the advice of competent counsel, further agrees that it shall not bring any action, suit, or proceeding in any forum other than in the state or federal courts of the State of Georgia (but nothing herein shall affect the right of Lender to bring any action, suit, or proceeding in any other forum), and irrevocably agrees not to assert any objection which it may ever have to the laying of venue of any such suit, action, or proceeding in any federal or state court located in Georgia and any claim that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum.

                  8.11 Waiver of Counterclaim. Obligors each hereby knowingly waives the right to assert any counterclaim, other than a compulsory or mandatory counterclaim, in any action or proceeding brought against either of them by Lender.

                  8.12 Waiver of Jury Trial. Obligors and Lender, to the full extent permitted by law, each hereby knowingly, intentionally, and voluntarily, with and upon the advice of competent counsel, waives, relinquishes, and forever forgoes hereby the right to a trial by jury in any action or proceeding, including, without limitation, any tort action, brought by any of them against the other based upon, arising out of, or in any way relating to or in connection with such Loan Document, the Loan, or any course of conduct, act, omission, course of dealing, statements (whether verbal or written) or actions of any Person (including, without limitation, such Person's directors, officers, partners, members, employees, agents or attorneys, or any other Persons affiliated with such Person), in connection with the Loan or such Loan Document, including, without limitation, in any counterclaim which any Obligor may be permitted to assert thereunder or which may be asserted by Lender against such Obligor, whether sounding in contract, tort, or otherwise. This waiver by Obligors of their right to a jury trial is a material inducement for Lender to make the Loan.

                  8.13 No Waivers by Lender. No delay or omission of Lender in exercising any right or power accruing upon any default under such Loan Document shall impair any such right or power or shall be construed to be a waiver of any default under such Loan Document or any acquiescence therein, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Acceptance of any payment after the occurrence of a default under such Loan Document shall not be deemed to waive or cure such default under such Loan Document; and every power and remedy given by such Loan Document to Lender may be exercised from time to time as often as may be deemed expedient by Lender. Obligors hereby waive any right to require Lender at any time to pursue any remedy in Lender's power whatsoever.

                  8.14 Waiver of Notice. No Obligor shall be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which such Loan Document specifically and expressly provides for the giving of notice by Lender to such Obligor, and except with respect to matters for which such Obligor is not, pursuant to applicable legal requirements, permitted to waive the giving of notice. Each Obligor hereby expressly waives the right to receive any notice from Lender with respect to any matter for which such Loan

Document does not specifically and expressly provide for the giving of notice by Lender to such Obligor. Any provision of such Loan Document which expressly provides for the giving of notice by Lender to any Obligor shall be deemed eliminated ab initio if Lender is prevented from giving such notice by bankruptcy or other applicable law.

                  8.15 Offsets, Counterclaims and Defenses. Any assignee of such Loan Document from Lender or any successor or assignee of Lender shall take the same free and clear of all offsets, counterclaims, or defenses that are unrelated to such Loan Document which any Obligor may otherwise have against any assignor of such Loan Document, and no such unrelated counterclaim or defense shall be interposed or asserted by any Obligor in any action or proceeding brought by any such assignee upon such Loan Document, and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Obligors.

                  8.16 Time of the Essence. Time shall be of the essence in the performance of all obligations of Obligors and Lender under such Loan Document.

                  8.17 Governing Law. Such Loan Document shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                  8.18 Sole Discretion of Lender. Wherever pursuant to such Loan Document, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender exercised in subjective good faith and shall be final and conclusive, except as may be otherwise specifically provided therein. In addition, Lender shall have the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction whenever such consent, approval, acceptance or satisfaction shall be required under such Loan Document, subject to the applicable standard of discretion.

                  8.19 Counterparts. Such Loan Document may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which, collectively and separately, shall constitute one and the same Loan Document. All signatures need not be on the same counterpart. The failure of any party thereto to execute such Loan Document, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                  8.20 Exhibits Incorporated; Headings. The information set forth on the cover of such Loan Document, the table of contents, the headings, and the exhibits annexed thereto, if any, shall be deemed to be incorporated therein as a part thereof with the same effect as if set forth in the body thereof. The headings and captions of the various articles, sections, and paragraphs of such Loan Document are for convenience of reference only and shall not be construed as modifying, defining, or limiting, in any way, the scope or intent of the provisions thereof.

                  8.21 Interpretation. No provision of such Loan Document shall be construed against or interpreted to the disadvantage of any party thereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured or dictated such provision.

                  8.22 Remedies of Obligors. If any Obligor shall seek the approval or consent of Lender under such Loan Document, which Loan Document expressly provides that Lender's approval shall not be unreasonably withheld, and Lender shall fail or refuse to give such consent or approval, the burden of proof as to whether or not Lender acted unreasonably shall be upon such Obligor, provided Lender has given such Obligor a written explanation for the disapproval or lack of consent.

                  8.23 Release of any Party or Collateral. Lender may at any time, without releasing or impairing the liability of any Person liable upon or in respect of such Loan Document, release, surrender, substitute, or exchange any Collateral securing this Note and may at any time release any other Person primarily or secondarily liable for the Secured Obligations.

                  8.24 Attorneys' Fees. Wherever it is provided in such Loan Document that any Obligor pay any costs and expenses, such costs and expenses shall include, without limitation, all reasonable attorneys', paralegal and law clerk fees and disbursements, including, without limitation, fees and disbursements at the pre-trial, trial and appellate levels, which are actually incurred or paid by Lender at standard billable rates; provided that the foregoing reference to "reasonable" fees (and any other such references in such Loan Document) shall be deemed to include only such fees that are based upon normal hourly rates and the number of hours worked, and not the attorneys' fees statutorily defined on O.C.G.A. ss. 13-1-11.

                  8.25 Method of Payment. All amounts required to be paid by any party to such Loan Document to any other party shall be paid in such freely transferable coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  8.26 True Copy. By executing such Loan Document, each Obligor acknowledges that it has received a true copy of such Loan Document.



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                                       30

         IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be signed and sealed by its duly authorized representative as of the day and year first above written.




Signed, sealed, and delivered         ROBERTS PROPERTIES RESIDENTIAL, L.P.
in the presence of:                   a Georgia limited partnership

                                         By: Roberts Realty Investors, Inc.,
------------------------------------
Unofficial Witness                       a Georgia corporation
                                         Its General Partner

                                         By:   /s/ Charles R. Elliott
Notary Public                                 ----------------------------------
Commission expiry:                       Name:   Charles R. Elliott
                  ------------------
                                         Title:  Secretary and Treasurer




[Affix notarial seal]                               [Affix corporate seal]